Filed pursuant to Rule 497(e)
File Nos. 033-88316 and 811-08932

ARTISAN PARTNERS FUNDS, INC.

ARTISAN INTERNATIONAL SMALL CAP FUND (the “Fund”)

SUPPLEMENT DATED 4 OCTOBER 2018

TO THE FUND’S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

Important Notice Regarding Changes in the Portfolio Manager, Name, Investment Policies and Non-Fundamental Restrictions of the Fund

Effective 15 October 2018, Rezo Kanovich is the portfolio manager of the Fund and the Fund will open to new investors. In connection with the appointment of Mr. Kanovich as the Fund’s portfolio manager, the board of directors of the Fund approved changes to the Fund’s name, certain investment policies and non-fundamental restrictions. The changes are expected to reposition the Fund as a small- and mid-capitalization fund with greater degrees of freedom than permitted by the Fund’s current investment strategies. As a result of these changes, the Fund is expected to experience significant portfolio turnover as it transitions its holdings to be consistent with the Fund’s new investment policies, resulting in increased transaction costs, including brokerage commissions and other transaction costs, and the realization and/or distribution to shareholders of higher capital gains than might generally be expected under normal circumstances. In addition, the Fund may hold higher than normal cash during the transition period.

Accordingly, effective 15 October 2018, the following changes will take effect:

1.	Mr. Kanovich is appointed as the portfolio manager of the Fund and all references and information relating to Messrs. Yockey and Hamker with respect to the Fund are removed.

2.	The Fund will open to new investors and all references to the closure of the Fund are removed.

3.	The Fund’s limit on how much cash it tries to maintain is increased from no more than 5% of its total assets to no more than 10% of its total assets.

In addition, effective on or about 4 December 2018, the following additional changes will take effect:

1.	The Fund is renamed “Artisan International Small-Mid Fund.”

2.

The Fund’s non-fundamental policy related to its name adopted in accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended, is replaced with the following, which cannot be changed unless shareholders are notified at least 60 days prior:

Under normal circumstances, the Fund invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in common stocks and other securities of small- and mid-cap companies.

3.	The following policies are adopted, which can be changed without notifying shareholders:

Small- and mid-cap companies for this purpose are those companies with a market capitalization below $30 billion or having a market capitalization similar to the constituents of the MSCI All Country World (ACWI) ex-U.S. SMID Index at the time of the Fund’s investment. Under normal market conditions, the Fund will invest at least 65% of its total assets at market value at the time of purchase in securities of non-U.S. companies. The Fund may invest in developed markets and emerging and less developed markets.

4.	The Fund’s benchmarks are changed from “MSCI EAFE Index” and “MSCI EAFE Small Cap Index” to “MSCI ACWI ex USA SMID Net Index” and “MSCI ACWI ex USA Small Cap Net Index.”

5.

The Fund’s limit on investing more than 50% of its total assets in emerging and less developed markets is removed and the Fund may invest in debt instruments to the extent consistent with the Fund’s other investment policies and restrictions.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE